PAGE 1
                                                                      EXHIBIT 10

                       NAVISTAR INTERNATIONAL CORPORATION
                          AND CONSOLIDATED SUBSIDIARIES
                        ---------------------------------
                               MATERIAL CONTRACTS


     The following documents of Navistar International Corporation and its affiliate Navistar Financial Corporation are incorporated herein by reference.

    10.1*      Navistar International  Corporation 1984 Stock Option Plan. Filed
               as  Exhibit  A  to  Proxy   Statement  dated  February  6,  1984.
               Commission File No. 1-5236.

    10.2 Pooling and Servicing Agreement dated as of December 1, 1990, among Navistar Financial Corporation as Servicer, Navistar Financial Securities Corporation as Seller, and The Chase
               Manhattan Bank (survivor in the merger between The Chase Manhattan Bank and Chemical Bank, which was the survivor in the merger between Chemical Bank and Manufacturers Hanover Trust Company), as Trustee. Filed on Registration No. 33-36767.

    10.3 Amended and Restated Credit Agreement dated as of November 4, 1994 among Navistar Financial Corporation, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent. Filed on Form 8-K dated November 4, 1994. Commission File No.
               1-4146-1.

    10.4 Liquidity Agreement dated as of November 7, 1994 among NFC Asset Trust, as Borrower, Chemical Bank, Bank of America Illinois, The Bank of Nova Scotia, and Morgan Guaranty Trust Company of New York, as Co-Arrangers, and Chemical Bank, as Administrative Agent. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

    10.5       Indenture  dated as of May 25, 1995  between  Navistar  Financial
               1995-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1995-A Owner Trust. Filed on Registration No. 33-55865.

    10.6 Indenture dated as of November 1, 1995 between Navistar Financial 1995-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1995-B Owner Trust. Filed on Registration No. 33-55865.

    10.7 Amendment No. 2 dated as of March 29, 1996, to the Amended and Restated Credit Agreement dated as of November 4, 1994, as amended by Amendment No. 1 dated as of December 15, 1995, among Navistar Financial, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent filed on Form 8-K dated June 5, 1996. Commission File No. 1-4146-1.

    10.8       Indenture dated as of May 30, 1996,  between  Navistar  Financial
               1996-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1996-A Owner Trust. Filed on Registration No. 33-55865.

    10.9       Indenture  dated  as  of  November  6,  1996,   between  Navistar
               Financial 1996-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1996-B Owner Trust. Filed on Registration No. 33-55865.

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         PAGE 2
                                                          EXHIBIT 10 (CONTINUED)

                       NAVISTAR INTERNATIONAL CORPORATION
                          AND CONSOLIDATED SUBSIDIARIES
                        ---------------------------------
                               MATERIAL CONTRACTS


    10.10      Indenture  dated as of May 7, 1997,  between  Navistar  Financial
               1997-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1997-A Owner Trust. Filed on Registration No. 33-55865.

    10.11 Amendment No. 3 dated as of May 27, 1997, to the Amended and Restated Credit Agreement dated as of November 4, 1994, as amended by Amendment No. 1 dated as of December 15, 1995 and Amendment No. 2 dated as of March 29, 1996, among Navistar Financial Corporation, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent filed on Form 8-K dated June 17, 1997. Commission File No. 1-4146-1.

    10.12* Form of Executive Severance Agreement which is executed with all executive officers dated June 16, 1997. Filed as Exhibit 10.5 to Form 10-Q dated September 12, 1997. Commission File No. 1-9618.

    10.13* Navistar International Corporation Stock Ownership Program. Filed as Exhibit 10.20 to Form 10-Q dated September 12, 1997. Commission File No. 1-9618.

    10.14      Indenture  dated  as  of  November  5,  1997,   between  Navistar
               Financial 1997-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1997-B Owner Trust. Filed on Registration No. 33-64249.

    10.15* Navistar 1988 Non-Employee Director Stock Option Plan amended as of March 20, 1996. Filed as Exhibit 10.19 to Form 10-K dated December 22, 1997. Commission File No. 1-9618.

    10.16*     Navistar 1998 Non-Employee Director Stock Option Plan. Filed as
               Exhibit 10.20 to Form 10-Q dated March 17, 1998. Commission File No. 1-9618.

    10.17      Indenture dated as of June 4, 1998,  between  Navistar  Financial
               1998-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1998-A Owner Trust. Filed on Registration No. 33-64249.

    10.18* Navistar International Corporation 1998 Interim Stock Plan. Filed as Exhibit 10.21 to Form 10-Q dated June 12, 1998. Commission File No. 1-9618.

    The following documents of Navistar International Corporation are filed herewith:

                                                                Form 10-K Page
                                                                --------------



    10.19*     Navistar 1994 Performance Incentive Plan                **
               amended as of October 13, 1998.

* Indicates a management contract or compensatory plan or arrangement required to be filed as an exhibit to this report pursuant to Item 14(c).

**  Filed only electronically with the Securities and Exchange Commission.

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